Exhibit 99.1

Agility Robotics and Churchill Capital Corp XI Announce Expected Gross Capital Raise of Approximately $465 Million and Anticipated Closing of Business Combination

Business combination expected to close on November 4, 2026, subject to Churchill XI shareholder approval; the combined company expected to begin trading on Nasdaq under ticker symbol “AGLT” on November 5, 2026.

Agility is expected to be the only U.S. publicly listed pure-play humanoid robotics company with proven, active commercial deployments.

SALEM, Ore. and NEW YORK – October 30, 2026 — Agility Robotics, a leading humanoid robotics and physical AI company, and Churchill Capital Corp XI (Nasdaq: CCXI) (“Churchill XI”), a publicly traded special purpose acquisition company, today announced that, following the expiration of Churchill XI’s redemption deadline, Agility’s gross capital raise in connection with the proposed business combination and related financings is expected to be approximately $465 million, before transaction expenses.

The gross capital raise includes: (i) approximately $164 million from Churchill XI’s trust account; (ii) approximately $201 million from a common stock PIPE committed at $10 per share, led by Foxconn with participation from leading existing and new institutional investors; and (iii) $100 million of equity funding already received following the announcement of the business combination.

Agility is expected to enter the public markets well capitalized to execute its planned investments in commercial expansion and support growing customer demand.

As highlighted in Agility’s October 26 announcement, recent commercial momentum includes an expansion of its relationship with GXO to deploy Digit at two additional facilities, a commercial agreement with AGCO for a manufacturing pilot expected to begin in 2027, and three additional manufacturing customers participating in paid programs. Agility’s active pipeline includes more than 30 prospective customers across manufacturing, automotive, aerospace, defense, logistics, and consumer products, reflecting demand for humanoid robots to automate repetitive, physically demanding work that can be difficult to address with traditional robotics.

Digit 5, unveiled on September 15, 2026, is designed to work safely alongside people and support a broader range of industrial workflows. Agility is on track to begin deliveries to early-access customers in the first half of 2027, with general availability targeted for the end of 2027. Agility has previously disclosed more than $300 million in committed multi-year orders for Digit 5. This figure represents potential multi-year value expected to be realized over time, subject to satisfaction of contractual milestones, product features, and specifications, and does not represent current-period revenue.

Agility is supported by leading strategic investors and partners across the AI, technology, venture capital, and industrial ecosystem, including NVIDIA, Amazon, SoftBank Vision Fund 2, Schaeffler, Foxconn, Abico, DCVC, and Playground Global. Demonstrating strong alignment with public shareholders, all existing Agility shareholders will roll their equity into the combined company and will be subject to a 180-day lock-up at closing.

Subject to approval by Churchill XI shareholders at the extraordinary general meeting on November 2, 2026, and the satisfaction of customary closing conditions, the business combination and related PIPE financing are expected to close on November 4, 2026.

Following closing, the combined company will operate as Agility Robotics, and its common stock is expected to begin trading on the Nasdaq Stock Market under the ticker symbol “AGLT” on November 5, 2026. The transaction is expected to create the only U.S. publicly listed pure-play humanoid robotics company with proven, active commercial deployments.

About Agility Robotics

Headquartered in Salem, Oregon, with offices in Pittsburgh, Pennsylvania and Fremont, California, Agility Robotics’ mission is to build robot partners that augment the human workforce. Agility’s groundbreaking general-purpose humanoid robot, Digit, is the first multi-purpose, human-centric robot that is Made for Work® and commercially deployed today. With more than 65,000 hours of real-world operation combined with industry-leading safety standards, we’re pioneering a new era of automation that enhances human potential. To learn more, visit agilityrobotics.com.

About Churchill Capital Corp XI

Churchill Capital Corp XI (“Churchill XI”) is a blank check company formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It may pursue an initial business combination target in any business or industry.

Notice Regarding Redemption Reversal

Shareholders who wish to withdraw their previously submitted redemption request may do so at any time prior to the scheduled vote at the extraordinary general meeting. To make an election reversal, a shareholder must submit a written request to Churchill’s transfer agent, Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Atten: SPAC Redemption Team, or by email at spacredemptions@continetalstock.com, that the election to redeem shares be reversed, including the legal name, phone number, and address of the beneficial owner of the shares for which reversal is requested and the number or percentage of shares for which reversal is requested. If a shareholder holds the shares in street name, such shareholder will need to instruct the account executive at their bank or broker to request reversal of the election to redeem at the transfer agent.

Additional Information About the Proposed Transaction and Where to Find It

The proposed transaction will be submitted to shareholders of Churchill XI for their consideration. Churchill XI and Agility Robotics have jointly filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on October 13, 2026, and which includes a definitive proxy statement/prospectus. The definitive proxy statement/prospectus and other relevant documents have been distributed to Agility stockholders and Churchill XI shareholders as of September 14, 2026, the record date established for voting on the proposed transaction, in connection with Churchill XI’s solicitation of proxies for the vote by Churchill XI’s shareholders in connection with the proposed transaction and other matters described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Agility stockholders in connection with the completion of the proposed transaction. Before making any voting or investment decision, Churchill XI and Agility stockholders and other interested persons are advised to read the definitive proxy statement/prospectus, as well as other documents filed with the SEC by Churchill XI in connection with the proposed transaction, as these documents contain important information about Churchill XI, Agility and the proposed transaction. Shareholders may obtain a copy of the definitive proxy statement/prospectus as well as other documents filed by Churchill XI with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp XI, 640 Fifth Avenue, 14th Floor, New York, NY 10019.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws regarding Agility and Churchill XI. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should” and “would,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of any of these words or similar expressions does not mean that a statement is not forward-looking. These forward-looking statements are based on Agility’s and Churchill XI’s current expectations and projections. These statements include statements relating to, without limitation: the timing and success of Agility’s future development plans; the ability of Agility to implement its strategic initiatives and continue to innovate its existing products and services; expectations regarding the Company’s ability to attract, retain and expand its customer base; Agility’s expectations concerning relationships with strategic partners, suppliers, regulatory bodies and other third parties; Agility’s ability to convert paid customer programs, including its Customer Acceleration Program and pilots, and its existing prospective customer pipeline into larger robot orders, deployments and multi-year commitments; the expected deployment of Digit across multiple facilities and applications under Agility’s more than $300 million in multi-year orders for Digit 5; the expected deployment of Digit at two additional GXO facilities beginning in early 2027; the expected timing, scope and applications of customer pilots and programs, including the AGCO pilot expected to begin in 2027; potential opportunities in the defense sector, including early-stage discussions regarding potential subcontractor engagements; Agility’s ability to develop, validate and deploy new Digit skills and capabilities; the anticipated timing of deployment of Digit 5 units to early-access customers in the first half of 2027 and general availability of Digit 5 by the end of 2027; Agility’s ability to scale manufacturing, commercial deployments and service infrastructure, including at RoboFab and through its Pittsburgh expansion, to support existing and future customers; the anticipated gross proceeds from the business combination and related financings, including the amount of cash remaining in Churchill XI’s trust account following redemptions, the funding of the PIPE financing and the expected availability of such proceeds to Agility; Agility’s preparation to operate as a public company; and Agility’s ability to consummate the proposed business combination with Churchill XI, including the anticipated timing of closing and the expected listing of the combined company’s securities on Nasdaq. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of Agility and Churchill XI.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Agility’s, Churchill XI’s or the combined company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that Agility is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; Agility’s historical net losses and limited operating history; Agility’s expectations regarding future financial performance, capital requirements and unit economics; Agility’s use and reporting of business and operational metrics; Agility’s competitive landscape; Agility’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; Agility’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; Agility’s reliance on strategic partners and other third parties; Agility’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of Churchill XI’s securities; the failure by the parties to satisfy the conditions to consummation of the proposed transaction, including the approval of Churchill XI’s shareholders; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of Churchill XI could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the level of redemptions of Churchill XI’s public shareholders; the ability of Agility to grow and manage growth, maintain relationships with customers and retain its management and key employees; costs related to the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Agility or Churchill XI; failure to realize the anticipated benefits of the proposed transaction; Agility’s estimates of expenses and profitability; the evolution of the markets in which Agility competes; the ability of Churchill XI or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in Churchill XI’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by Agility, Churchill XI or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Agility’s and Churchill XI’s management as of the date of this press release; subsequent events and developments may cause their assessments to change. While Agility and Churchill XI may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect Agility’s and Churchill XI’s beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and Agility’s and Churchill XI’s statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

An investment in Churchill XI is not an investment in any of Churchill XI’s founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Churchill XI, which may differ materially from the performance of Churchill XI’s founders’ or sponsors’ past investments.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts

Media: Michael Oldenburg
media@agilityrobotics.com

Investors: Anthony Rozmus

investor-relations@agilityrobotics.com

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